SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

August 31, 2020

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ZN	Nasdaq Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

By letter dated March 13, 2020, the Nasdaq Hearing Panel (the “Panel”) granted the request of Zion Oil & Gas, Inc. (the “Company”) for continued listing on The Nasdaq Stock Market LLC (“Nasdaq”), subject to the Company demonstrating compliance with the minimum $1.00 bid price requirement, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Rule”), on or before June 26, 2020.  On April 16, 2020, the minimum bid price requirement was suspended by Nasdaq for all listed companies and the Panel has extended for the Company the continued listing on Nasdaq, subject to the Company demonstrating compliance with the minimum $1.00 bid price requirement, as set forth in the Rule, on or before September 8, 2020. In order to evidence compliance with the Rule, the Company must evidence a closing bid price of at least $1.00 per share for a minimum of 10, through generally not more than 20, consecutive business days.

With the shutdowns by the Covid-19 virus in the United States, Europe and Israel, many operations for the Company have been delayed beyond our control by the respective governments resulting in difficulties in satisfying Nasdaq’s closing bid price listing requirement until the Company resumes operations in Israel. During this uncertain Covid-19 time, the officers and directors believe that it is in the best interest of the Company and its shareholders to change the listing exchange of its stock to the OTCQX, the top tier of the OTC Markets.

The Company also issued a press release on August 31, 2020 titled “Zion Oil & Gas, Inc. to Transition Trading of Shares to the OTCQX - an SEC Recognized Established Public Market” describing the transition from Nasdaq to OTC Markets. The press release is being filed as Exhibit 99.01 and incorporated by reference into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 3.01 is filed with this Current Report on Form 8-K:

Exhibit	Description
99.01	Press Release dated August 31, 2020 titled “Zion Oil & Gas, Inc. Transition Trading of Shares to the OTCQX - an SEC Recognized Established Public Market”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: August 31, 2020	By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer

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